UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2022
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)
On April 19, 2022, Travere Therapeutics, Inc. (the “Company”) and Laura Clague mutually agreed to the timeline and terms surrounding the planned retirement of Ms. Clague, who will step down from her position as the Company’s Chief Financial Officer effective as of August 31, 2022 or such earlier date as may be mutually agreed by Ms. Clague and the Company (the “Officer Resignation Date”). Christopher Cline, the Company’s current Senior Vice President, Investor Relations and Corporate Communications has been named as Ms. Clague’s successor to be appointed as Chief Financial Officer, effective as of the Officer Resignation Date. As discussed in greater detail below, Ms. Clague has agreed to continue with the Company into the first quarter of 2023 to facilitate a smooth transition of responsibilities.
Mr. Cline, age 38, has more than 15 years of industry experience in investor relations, corporate communications, and financial strategy, planning and analysis. Since joining the Company in 2014, Mr. Cline has been responsible for leading engagement with the investment community, as well as building a developed corporate communications infrastructure. From April 2017 to September 2019, he served as Vice President, Investor Relations and Corporate Communications, and since September 2019 has served as Senior Vice President, Investor Relations and Corporate Communications. Prior to the Company, Mr. Cline was a member of the global investor relations group at Elan Corporation, plc, a biotechnology company acquired by Perrigo Company, and a member of the financial planning and analysis group at Phase Forward Incorporated, a provider of integrated data management solutions for clinical trials and drug safety, acquired by Oracle. Mr. Cline is a CFA® charterholder and holds a B.S. in Finance from the Williams College of Business at Xavier University.
The information called for by Item 5.02(c)(3) of Form 8-K has not been determined at the time of this current report on Form 8-K.

(e)
On April 19, 2022, the Company and Ms. Clague entered into a Retirement and Transition Agreement (the “Transition Agreement”) in support of the above-described transition. Pursuant to the Transition Agreement, Ms. Clague will continue to be employed as the Company’s Chief Financial Officer through the Officer Resignation Date. During the period between the Officer Resignation Date and the Employment Termination Date (as defined below) (the “Transition Period”), Ms. Clague will continue to serve as an employee of the Company but will no longer have the powers, duties and responsibilities commensurate with the position of Chief Financial Officer. During the Transition Period, Ms. Clague will assist the Company in transitioning her former duties and responsibilities as Chief Financial Officer of the Company to Mr. Cline and will provide other services and reasonable transition assistance. Effective as of March 31, 2023, or such earlier date following the Officer Resignation Date that Ms. Clague and the Company mutually designate (the “Employment Termination Date”), Ms. Clague’s employment with the Company will terminate.
Prior to the Transition Period, Ms. Clague will continue to receive her current base salary. During the Transition Period, Ms. Clague will receive a reduced base salary equal to approximately 70% of her current base salary. Ms. Clague will remain eligible to receive her annual cash incentive bonus payment for 2022, as determined by the Board and/or the Compensation Committee. Ms. Clague will also remain eligible to participate in the Company’s cash incentive bonus program for 2023 on a pro rata basis, as determined by the Board and/or its Compensation Committee, with a reduced target bonus percentage of 40%.
Ms. Clague will not be entitled to any further stock awards or equity grants from the Company but any stock awards and equity grants previously granted to Ms. Clague will continue to vest and become exercisable during the Transition Period in accordance with their terms. The equity awards previously granted to Ms. Clague under, or subject to, the Company’s 2014, 2015 or 2018 Equity Incentive Plans and then held by her, other than certain performance-based restricted stock units granted to Ms. Clague in January 2020 and January 2022 (collectively, the “Covered Awards”), shall continue to vest and become exercisable following the Employment Termination Date, and any such equity award that is a stock option shall remain exercisable until three months following the last vesting date with respect to any of the Covered Awards, but no later than the end of the original full term of such stock option. As a condition to receiving the foregoing payments and benefits, Ms. Clague has agreed to execute and deliver, on the Employment Termination Date, a general release in favor of the Company and its affiliates.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words "may", "might", "believes", "thinks", "anticipates", "plans", “potential”, "expects", "intends" or similar expressions. In addition, expressions of our strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to the expected timing of the planned Chief Financial Officer transition and the Employment Termination Date. Such forward-looking statements are based on current information available to the Company and involve inherent risks and uncertainties, including factors that could delay, divert or change any such forward-looking statements, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with clinical development and the regulatory review and approval process. In addition, such risks and uncertainties may include those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on February 24, 2022. You are cautioned not to place undue reliance on any forward-looking statements as there are important factors that could cause actual results to differ materially from those in any forward-looking statements, many of which are beyond our control. Except to the extent required by law, the Company undertakes no obligation to publicly update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Retirement and Transition Agreement dated April 19, 2022, between the Company and Laura Clague.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: April 20, 2022	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary